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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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          Date of Report (Date of earliest event reported) MAY 4, 2006

                               INFOCROSSING, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                 0-20824              13-3252333
    (State or other jurisdiction    (Commission            (IRS Employer
          Of incorporation)         File Number)         Identification No.)



      2 CHRISTIE HEIGHTS STREET LEONIA, NEW JERSEY               07605
        (Address of principal executive offices)               (Zip Code)

                                 (201) 840-4700
              (Registrant's telephone number, including area code.)


                                       N/A
         (Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))




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SAFE HARBOR FOR FORWARD-LOOKING AND CAUTIONARY STATEMENTS

This report may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including, but not limited to: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of Infocrossing, Inc.'s products and services in the marketplace; competitive factors; closing contracts with new customers and renewing contracts with existing customers on favorable terms; expanding services to existing customers; new products; technological changes; Infocrossing, Inc.'s dependence upon third-party suppliers; intellectual property rights; difficulties with the identification, completion, and integration of acquisitions, including the integration of Infocrossing Healthcare Services, Inc., f/k/a Verizon Information Technologies Inc., and (i)Structure, LLC; and other risks. For any of these factors, Infocrossing, Inc. (the "Company") claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 4, 2006, the Company entered into an employment agreement (the "Agreement") with Michael Jones, the Company's President - IT Outsourcing. Mr. Jones has occupied this position since the Company acquired (i)Structure, LLC on November 30, 2006. The initial term of the Agreement expires November 30, 2008 and it provides for renewals for successive one-year periods if no notice of non-renewal is given by either party. The Agreement provides for compensation of no less than $303,000 per year, subject to review annually, and the ability to earn a bonus of up to 100% of the base salary then in effect each year based on achieving certain performance criteria as determined by the Options and Compensation Committee. If the Agreement is terminated by the Company without "Cause", or by the executive without "Good Reason" (as those terms are defined in the Agreement), the executive will receive severance in an amount of up to twelve months of the executive's base salary at that time. The Agreement also provides that Mr. Jones will receive a non-qualified option to purchase 75,000 shares of the Company's stock on November 30, 2006 and every twelve months thereafter, for as long as Mr. Jones remains actively employed under the Agreement. Mr. Jones had received an option to acquire 75,000 shares of the Company's stock on December 1, 2005. All of Mr. Jones' options are subject to the Company's 2005 Stock Plan.

A copy of the Agreement is filed as Exhibit 10 to this report and is incorporated herein by reference.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information from Item 1.01 above is incorporated by reference into this Item 2.03.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d) EXHIBITS.

The following materials are attached as exhibits to this Current Report on Form 8-K:

EXHIBIT
NUMBER                                 DESCRIPTION
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   10        Employment Agreement dated May 4, 2006 between Infocrossing, Inc.
               and Michael Jones


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 8, 2006                  INFOCROSSING, INC.
                                   Registrant

                                   By:  /s/ NICHOLAS J. LETIZIA
                                        ---------------------------
                                        Name: Nicholas J. Letizia
                                        Title:  SVP, General Counsel & Secretary




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                                  EXHIBIT INDEX
EXHIBIT
NUMBER                                                    DESCRIPTION
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   10.2     Employment Agreement dated May 4, 2006 between Infocrossing, Inc.
               and Michael Jones

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